Heritage Oaks Bancorp

KBW

2011 Community Bank Investor Conference

August 2-3, 2011
New York, NY

Heritage Oaks Bancorp
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Forward-Looking Statements

Heritage Oaks Bancorp
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Certain statements contained in this Report, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar impact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ongoing financial crisis in the United States, including the continuing downturn in the California real estate market, and the response of the federal and state government and our regulators thereto, general economic conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the impact of the recent capital raise to support the Company’s business, as well as economic, political and global changes arising from the war on terrorism, increased profitability, continued growth, the Company’s beliefs as to the adequacy of its existing and anticipated allowance for loan losses, beliefs and expectations about, and requirements to comply with the terms of Consent Order and Written Agreement issued by regulatory authorities having oversight of the Company’s and Bank’s operations, and financial policies of the United States government. (Refer to the Company’s December 31, 2010 10-K, ITEM 1A. Risk Factors). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Agenda

Heritage Oaks Bancorp
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- Who We Are
- Operating Results
- Financial Condition
- Credit Quality
- Opportunities

Heritage Oaks
Who We Are

Heritage Oaks Bancorp
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	Service with HOB since
Lawrence Ward Chief Executive Officer	Jan., 1993
Ron Oliveira President and Chief Operating Officer	Aug., 2009
Thomas Tolda EVP / Chief Financial Officer	Nov., 2010
William Filippin EVP/ Chief Credit Officer	Apr., 2009
William Raver EVP/ General Counsel	Oct., 2004
Joanne Funari EVP / Chief Lending Officer	Oct., 2007

Who We Are Continued

Heritage Oaks Bancorp
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- One of the Largest Independently Owned Community Banks on California's Central Coast
- $974 Million in Total Assets
- 14 Branch Offices
- A New Management Team
- Well Capitalized
- Strong Margins
- Improving Credit Quality





Who We Are Continued

- Primary Business:
  - Commercial & Retail Banking
  - Lending to Small & Medium Size Companies in Market Footprint
  - S.B.A. Lending, Consumer Mortgages
- Low Cost, Core Deposit Base
- Better Positioned than most Local Competitors
  - Strong Capital
  - Considerable Balance Sheet Liquidity
  - Knowledge of Local Market

Strong Institutional Investors

Heritage Oaks Bancorp
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Investors	Ownership Percentage
Patriot Financial Partners	14.78%
Wellington Management Co. LLP	9.90%
Sandler O'Neill Asset Management LLC	8.61%
Manulife Asset Management (United States) LLC	6.84%
The Banc Funds Co. LLC	6.08%
MFP Investors LLC	4.65%
Castle Creek Capital Partners IV LP	4.65%
Total	55.51%

Growing Profitability

Heritage Oaks Bancorp
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($ M)	Q2 '11	Q1 '11	Q4 '10	Q3 '10
Net interest income	10,729	10,722	10,817	10,842
Non-interest income	2,058	1,892	1,788	2,507
Total Revenues	12,787	12,614	12,605	13,349
Non-interest expense	9,180	9,865	12,462	9,874
Margin	3,607	2,749	143	3,475
Provision for loan losses	2,299	1,985	5,831	4,400
Pre-tax income	1,308	764	(5,688)	(925)
Net income	954	522	517	(10,903)



Quarterly Net Income/(Loss)
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
-$5,835
-$10,903
$517
$522
$954

Strong Net Interest Margin

Heritage Oaks Bancorp
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Company Name	Total Assets	Net Interest Margin
Bank of Marin Bancorp	1,290,699	5.44
FNB Bancorp	696,590	4.88
Oak Valley Bancorp	562,769	4.86
Heritage Oaks Bancorp	**973,518**	**4.80**
Central Valley Community	766,690	4.67
Sierra Bancorp	1,312,949	4.66
Bridge Capital Holdings	998,437	4.59
Premier Valley Bank	492,854	4.50
Community West Bancshares	665,539	4.47
Farmers & Merchants Bancorp	1,861,162	4.36
United Security Bancshares	670,137	4.36
TriCo Bancshares	2,195,738	4.31
American River Bankshares	573,340	4.18
Heritage Commerce Corp	1,255,410	3.89
Preferred Bank	1,194,398	3.68

Data as of 03/31/2011; Heritage Oaks Bancorp as of 06/30/2011



Growing Net Interest Margin
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
4.30%
4.69%
4.56%
4.58%
4.73%
4.80%
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11

Financial Condition

Heritage Oaks Bancorp
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($ MM)

Balance Sheet	Q2 '11	Q1 '11	2010	2009
Cash and equivalents	39	47	23	41
Investment Securities	223	208	225	121
Gross Loans	664	668	677	729
All other assets	48	48	62	54
Total assets	974	971	983	945
Deposits:				
Non-interest bearing demand	213	193	183	175
Interest bearing deposits	590	593	616	601
Total deposits	803	786	798	775
Borrowings	38	53	53	78
All other liabilities	9	10	10	8
Total liabilities	850	849	861	861
Shareholders' equity	124	122	121	84
Total liabilities and equity	974	971	983	945

Large, Growing Core Deposit Franchise

Heritage Oaks Bancorp
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($ MM)	Q2 '11	Q1 '11	2010	2009
DDA	213	193	183	175
NOW	66	65	68	79
MMDA	267	275	287	260
Savings	40	28	29	27
TCDs>$100K	104	110	118	117
TCDs<$100K	113	115	114	118
Total Deposits	803	786	798	775
Core Deposits	699	676	680	658
Core/Total Deposits	87.0%	86.0%	85.2%	84.9%


DDA & Time Deposits
(in millions)
$250
$230
$210
$190
$170
$150
175
235
183
232
193
225
213
217
2009
2010
Q1 '11
Q2 '11
DDA
Time Deposits

Deposit Market Share

in Market Foot Print
as of June 30, 2010

Heritage Oaks Bancorp
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($ M) Company Name	Headquarters	State	Branches	Total Deposits
Pacific Capital Bancorp	Santa Barbara	CA	21	2,671,493
Wells Fargo & Co.	San Francisco	CA	16	2,212,578
Rabobank Nederland	Utrecht	-	33	2,007,466
Bank of America Corp.	Charlotte	NC	15	1,902,146
JPMorgan Chase & Co.	New York	NY	15	1,073,859
Heritage Oaks Bancorp	**Paso Robles**	**CA**	**15**	**795,833**
Montecito Bancorp	Santa Barbara	CA	6	775,569
PacWest Bancorp	Los Angeles	CA	9	541,274
Community West Bancshares	Goleta	CA	4	431,214
San Luis Trust Bank FSB	San Luis Obispo	CA	1	256,958
Northern Trust Corp.	Bloomfield Hills	MI	2	231,985
Citibank	Sioux Falls	SD	4	197,688
American Perspective Bank	San Luis Obispo	CA	1	163,754
Mission Community Bank	San Luis Obispo	CA	4	142,001
Coast National Bank	San Luis Obispo	CA	4	132,828
Community Bank of Santa Maria	Santa Maria	CA	4	129,578
Founders Community	San Luis Obispo	CA	2	92,269

As a Leading Independently Owned Community Bank on California's Central Coast, Heritage Oaks has Opportunity to Expand its Core Franchise through Continued Relationship Development and Potential M&A in Future.

Loan Balances

Heritage Oaks Bancorp
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($ MM)	Q2 '11	Q1 '11	2010	2009
Real Estate				
Multi-family	16	16	18	21
1 to 4 family	19	22	22	25
Home Equity	32	31	31	30
Commercial	369	353	348	338
Farmland	11	13	15	13
Commercial				
C & I	140	142	146	157
Agriculture	16	15	15	18
Other	0	0	-	-
Construction				
Single family	12	12	14	19
Multi-family	2	2	2	2
Commercial	11	27	28	27
Other	6	7	8	26
Land	30	27	30	53
Gross Loans	664	668	677	729



Land and Construction Loans
(in millions)
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$63
$74
$31
$52
$29
$48
$30
$31
2009
2010
Q1 '11
Q2 '11
Construction Loans
Land Loans



Total Classified Assets
(in millions)
$100
$95
$90
$85
$80
$75
$70
$65
$60
$55
$50
$87
$87
$82
$61
2009
2010
Q1 '11
Q2 '11

Improving Credit Quality

Heritage Oaks Bancorp
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($ MM)	Q2 '11	Q1 '11	2010	2009
Non-Accruing loans	23	27	33	38
Performing Classified loans	33	48	42	37
Total Classified Loans	56	75	75	75
OREO	4	6	7	1
Other Classified Assets	1	1	5	11
Total Classified Assets	61	82	87	87
Troubled Debt Restructures	5	7	7	1
Loans 30-89 days past due	1	2	2	6
Allowance for Loan Losses	22	24	25	14
ALLL/Gross Loans	3.27%	3.65%	3.68%	1.97%



Allowance for Loan Losses
$30
$25
$20
$15
$10
$5
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
1.97%
3.68%
3.65%
3.27%
2009
2010
Q1 '11
Q2 '11
Balance
% of Gross Loans



Non Performing Loans
$40
$35
$30
$25
$20
$15
$10
$5
$-
100%
90%
80%
70%
60%
50%
40%
30%
38%
76%
90%
93%
2009
2010
Q1 '11
Q2 '11
NPL
ALLL/NPL

Credit Quality Continued

Problem Assets Declining; Steady ALLL

Heritage Oaks Bancorp
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($ M)
Special Mention
Classified loans
Non-Accrual
Allowance
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
38,532
66,437
35,066
45,414
60,228
26,776
54,985
75,503
32,819
41,642
74,812
27,166
31,379
56,565
23,318
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11

Strong Capitalization

Heritage Oaks Bancorp
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($ MM)	Q2 '11	Q1 '11	2010	2009
Total stockholders' equity	124	122	121	84
Tier I common equity	75	74	71	42
Tier I Capital	107	107	105	76
"Well Capitalized" 6% threshold	56	57	58	56
Surplus	51	50	47	20
Total Risk-Based Capital	117	116	115	87
"Well Capitalized" 10% threshold	74	77	76	80
Surplus	43	39	39	7
Ratios:				
Leverage Ratio	11.44%	11.15%	10.83%	8.24%
Tier I Risk-Based Capital	13.93%	14.37%	13.94%	9.59%
Total Risk-Based Capital	15.20%	15.64%	15.21%	10.85%
TCE to Tangible Assets	9.04%	8.79%	8.74%	5.44%



Leverage Ratio
12.5%
12.0%
11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
8.24%
10.83%
11.15%
11.44%
2009
2010
Q1 '11
Q2 '11

$60 MM Capital raise through a private placement in March 2010

Opportunities

Heritage Oaks Bancorp
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Path to Higher Earnings, Business Growth and Greater Shareholder Value



Improving Credit Quality
Improved Earnings & Capital
Less Provision for Loan Losses
Less OREO and Appraisal Costs
Potential for Reversal of $7.1 MM Deferred Tax Asset Valuation Reserve
Cost Reduction Program
Resolution of FDIC & DFI "Order"
Capital Relief
Less FDIC Insurance Assessment Cost $1.5 MM
Growth Opportunities
New Branches M & A
Greater Diversification:
Geographic
Product

Thank you!

Heritage Oaks Bancorp
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